Exhibit 99.04

News Release

Philip Talamo, Investor Relations	John Meyers, Media
212.969.2383	212.969.2301
ir@alliancebernstein.com	john.meyers@alliancebernstein.com

AllianceBernstein Announces January 31, 2010 Assets Under Management

New York, NY, February 11, 2010 – AllianceBernstein Holding L.P. (NYSE: AB) and AllianceBernstein L.P. today reported that during the month of January, preliminary assets under management decreased by approximately $16 billion, or 3.2%, to $480 billion at January 31, 2010 due to negative equity investment performance and modest net outflows, primarily in the Institutions channel.

AllianceBernstein L.P. (The Operating Partnership)
ASSETS UNDER MANAGEMENT
	At January 31, 2010				At Dec. 31,
	Preliminary				2009
$ billions	Institutions	Retail	Private Client	Total	Total
Equity
Value	$102	$35	$24	$161	$171
Growth	47	22	17	86	94
	149	57	41	247	265

Fixed Income	114	41	32	187	185

Other(1)	27	19	-	46	46
Total	$290	$117	$73	$480	$496

	At December 31, 2009
Total	$300	$121	$75	$496

(1) Includes index, structured, asset allocation services and other non-actively managed AUM.

www.alliancebernstein.com

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Cautions regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in our Form 10-K for the year ended December 31, 2009. Any or all of the forward-looking statements that we make in this news release, Form 10-K, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect our financial condition, results of operations and business prospects.

About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional clients, individuals and private clients in major markets around the world. AllianceBernstein employs more than 500 investment professionals with expertise in growth equities, value equities, fixed income securities, blend strategies and alternative investments and, through its subsidiaries and joint ventures, operates in more than 20 countries. AllianceBernstein’s research disciplines include fundamental research, quantitative research, economic research and currency forecasting capabilities. Through its integrated global platform, AllianceBernstein is well-positioned to tailor investment solutions for its clients. AllianceBernstein also offers high quality, in-depth research, portfolio strategy and brokerage-related services to institutional investors, and equity capital markets services to issuers of publicly-traded securities.

At December 31, 2009, AllianceBernstein Holding L.P. owned approximately 36.5% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 62.1% economic interest in AllianceBernstein.

www.alliancebernstein.com

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